UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On May 9, 2013, our shareholders voted to approve the C. H. Robinson Worldwide, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). (See also Item 5.07 below.) The 2013 Plan provides for the grant of stock option awards, SAR awards, restricted stock awards, stock unit awards and other stock-based awards to eligible recipients. Unless terminated earlier, the 2013 Plan will terminate on May 9, 2023. This summary of the 2013 Plan is qualified in its entirety by reference to the full text of the 2013 Plan, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein. A more detailed summary of the 2013 Plan can also be found in our proxy statement for the 2013 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 22, 2013.

Item 5.07 Submission of the Matters to a Vote of Security Holders

The C.H. Robinson Worldwide, Inc. (the “Company”) 2013 Annual Meeting of Shareholders was held on May 9 2013 in Eden Prairie, Minnesota. The number of outstanding shares on the record date for the 2013 Annual Meeting was 159,224,227. At the 2013 Annual Meeting, 138,117,213 shares, or approximately 86.7 percent of the outstanding shares, were represented in person or by proxy. At the 2013 Annual Meeting of Shareholders, the shareholders of the Company: (1) elected each of the four director nominees set forth below to serve one-year terms, expiring at the 2014 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; (3) approved the Company’s 2013 Equity Incentive Plan; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The results of the matters voted upon by the shareholders are as follows:

	Number of Shares
				Broker
	For	Against	Abstain	Non-Vote
Election of Directors
Scott P. Anderson	108,314,899	4,242,418	670,513	24,889,383
Mary J. Steele Guilfoile	110,813,545	1,738,771	675,514	24,889,383
Jodee A. Kozlak	110,790,472	1,766,484	670,874	24,889,383
Rebecca Koening Roloff	107,113,826	5,443,991	670,013	24,889,383

In addition, the terms of office of the following directors continued after the meeting: Robert Ezrilov, Wayne M. Fortun, and Brian P. Short serve in the class whose term expires in 2014; David W. MacLennan, James B. Stake, and John P. Wiehoff serve in the class whose term expires in 2015.

Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers	108,325,345	4,098,398	804,087	24,889,383
Approval of the Company’s 2013 Equity Incentive Plan	101,174,432	11,078,877	974,521	24,889,383
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	135,969,278	1,445,585	702,350	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	C. H. Robinson Worldwide, Inc. 2013 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell
Ben G. Campbell Vice President, General Counsel and Secretary

Date: May 14, 2013

Exhibit Index

Exhibit No.	Description	Manner of Filing

10.1	C. H. Robinson Worldwide, Inc. 2013 Equity Incentive Plan	Filed Electronically